SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                             ___________________

                                   FORM 8-K
                             ___________________


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


          Date of Report: November 6, 1997


                              Kerr Group, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware              1-7272             95-0898810
          ---------------     ----------------     ---------------
          (State or other     (Commission File       (IRS Employer
          jurisdiction of          Number)          Identification
          incorporation)                                Number)


          500 New Holland Avenue, Lancaster, PA          17602
          ---------------------------------------------------------
          (Address of principal executive Offices)     (Zip Code)


          Registrant's telephone number,
          including area code:                      (717) 299-6511
          --------------------------------------------------------

                                  Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


          Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                    On November 6, 1997, the Board of Directors of the Registrant approved the engagement of Arthur Andersen LLP as its independent auditors for the fiscal year ending December 31, 1997 to replace the firm of KPMG Peat Marwick LLP ("KPMG Peat Marwick"). The reason for this change is the change in control of Registrant discussed in Item 1 of previously filed Form 8-K on September
          10, 1997.

                    KPMG Peat Marwick's auditors' report on the financial statements of the Registrant as of and for the years ended December 31, 1996 and 1995, contained a separate paragraph stating that "the Company is in default of its current loan agreements and has not been successful as yet in securing a new credit facility which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

                    In connection with the audits of the
          Registrant's financial statements for the years ending December 31, 1996 and December 31, 1995, and to the subsequent interim periods through November 6, 1997, there were no disagreements with KPMG Peat Marwick on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of KPMG Peat Marwick, would have caused KPMG Peat Marwick to make reference to the matter in their report.

                    No event of the type described in Item
          304(a)(1)(v) of Regulation S-K occurred during the period described above.

                    The Registrant has requested KPMG Peat Marwick to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated November 12, 1997 is filed as Exhibit 1 to this Form 8-K.


          Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

                    (c) Exhibits

          1.   Letter dated November 12, 1997 from KPMG Peat
               Marwick LLP stating whether it agrees with the statements set forth in Item 4 of this Form 8-K
               (Exhibit 16.1).



                                  SIGNATURES

                    Pursuant to the requirement of the Securities
          Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        KERR GROUP, INC.

          Date:  November 13, 1997      By /s/ Lawrence C. Caldwell
                                          --------------------------
                                          Lawrence C. Caldwell
                                          Chief Financial Officer




                               KERR GROUP, INC.

                                   FORM 8-K

      Date of Report (Date of earliest event reported): November 6, 1997



                                EXHIBIT INDEX

          Item 7(c) Exhibits

               16.1      Letter dated November 12, 1997
                         from KPMG Peat Marwick LLP stating
                         whether it agrees with the statements
                         set forth in Item 4 of this Form 8-K.